UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 July 6, 2006

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of June 30, 2006, preliminary assets under management totaled $2.7 billion. Following is a summary as of June 30, 2006 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	       $  589.4	     $ 126.9      $  716.4
Mutual Funds (including sub-advised)    1,767.7	       100.3       1,868.0
Private Investment Partnerships   	  149.4          0.0         149.4
                                        -------       ------       -------
Total			       	        2,506.5	       227.2       2,733.8


Investment Strategy
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Small Cap		      	$551.7
Small Cap (exluding Micro-Cap)   121.2
Small-Mid Cap			 101.5
Large Cap			 537.1
Select				 200.2
Long-Short			 966.8
Financial Long-Short		  25.6
Strategic Income		 165.6
Other Fixed Income		  59.0
Other				   5.1
				------
Total			       2,733.8


                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: July 6, 2006	                     By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                             Officer and Secretary